UNITED STATES
                        SECURITES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported): October 28, 2005

                              Multiband Corporation
                             ----------------------
             (Exact name of registrant as specified in its chapter)

           Minnesota                    13529                  41-1255001
----------------------------  -------------------------   ----------------------
(State or other jurisdiction   (Commission File Number)     (IRS Employer
       of incorporation)                                   Identification No.)

           9449 Science Center Drive
           New Hope, Minnesota                                          55428
-----------------------------------------                          -------------
(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code  763-504-3000
                                                  ---------------

             -------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 5.02(b) The Departure of Directors
Or Principal Officer other than as a Result
Of a Disagreement for Cause

Effective October 28, 2005, David Weiss, Director, resigned from the board of Multiband Corporation for personal reasons.

                                   Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this Form 8-K report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 1, 2005                            Multiband Corporation

                                                   By   James L. Mandel
                                                       -------------------------
                                                       James L. Mandel
                                                       Chief Executive Officer

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